FOR IMMEDIATE RELEASE
Contact: Mike Anderson
(502) 636-4492
Mike.Anderson@kyderby.com

Churchill Downs Incorporated Announces Privately Negotiated
Share Repurchase

LOUISVILLE, Ky. (November 19, 2015) - Churchill Downs Incorporated (CDI or the Company) (NASDAQ: CHDN) announced that it has repurchased 944,756 shares (the Shares) of its common stock from The Duchossois Group, Inc. (TDG) in a privately negotiated transaction. The aggregate purchase price was $138.1 million, which represents a share price of $146.13 based on the average of the 20-day trailing closing price for the Shares through November 18, 2015.

CDI's Board of Directors authorized the transaction under its existing $150 million share repurchase plan that was announced on October 28, 2015. After this transaction is completed, CDI will have $11.9 million remaining under its existing share repurchase plan. CDI repurchased the Shares using available cash and borrowings under its senior secured credit facility.

“The Duchossois family is strongly committed to Churchill Downs and we are excited to remain its largest shareholder with over 2 million shares after this transaction is completed,” stated Craig Duchossois, Chief Executive Officer of TDG. “This transaction is simply a result of our family’s ongoing estate planning and desire for increased diversification, particularly in light of the value to which our shareholdings in Churchill Downs has grown over time.”

“We appreciate the opportunity to facilitate this transaction with the Duchossois family,” stated Bill Carstanjen, CDI’s Chief Executive Officer. “In addition to this being accretive to CDI’s earnings per share, our company’s free cash flow generation and strong balance sheet make this an opportune time for us to complete this transaction under our existing share repurchase plan. The Duchossois family has been a long-time, passionate shareholder in Churchill Downs and we look forward to continuing our relationship.”

ABOUT CHURCHILL DOWNS INCORPORATED
Churchill Downs Incorporated (CDI) (NASDAQ: CHDN), headquartered in Louisville, Ky., owns the world-renowned Churchill Downs Racetrack, home of the Kentucky Derby and Kentucky Oaks, as well as Big Fish Games, Inc., one of the world’s largest producers and distributors of casual games and the country's premier online wagering company, TwinSpires.com. CDI also owns casino operations in Miami Gardens, Fla.; racetrack, casino and video poker operations in New Orleans, La.; racetrack operations in Arlington Heights, Ill.; a casino resort in Greenville, Miss.; a casino hotel in Vicksburg, Miss.; a casino in Oxford, Maine; a 50 percent owned joint venture, Miami Valley Gaming and Racing LLC, in Lebanon, Ohio; a 25 percent owned membership interest, Saratoga Casino Holdings LLC, in Saratoga Springs, New York; the totalisator company, United Tote; and a collection of racing-related telecommunications and data companies. Additional information about CDI can be found online at www.churchilldownsincorporated.com.

Information set forth in this news release contains various “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  The Private Securities Litigation Reform Act of 1995 (the “Act”) provides certain “safe harbor” provisions for forward-looking statements. All forward-looking statements are made pursuant to the Act.
The reader is cautioned that such forward-looking statements are based on information available at the time and/or management’s good faith belief with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements.  Forward-looking statements speak only as of the date the statement was made.  We assume no obligation to update forward-looking information to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information.  Forward-looking statements are typically identified by the use of terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “predict,” “project,” “seek,” “should,” “will,” and similar words, although some forward-looking statements are expressed differently.
Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct.  Important factors that could cause actual results to differ materially from expectations include, among others, the following: the effect of global economic conditions, including any disruptions in the credit markets; a decrease in consumers’ discretionary income; the effect (including possible increases in the cost of doing business) resulting from future war and terrorist activities or political uncertainties; the impact of increasing insurance costs; the impact of interest rate fluctuations; our ability to maintain our credit rating; our ability to maintain favorable relationships with third-party platforms, vendors and facilitators; the inability to secure new content from third-party developers on favorable terms, keeping our games and other technology free from programming errors or flaws; the effect if smart phone and tablet usage does not continue to increase; the financial performance of our racing operations; the impact of casino competition (including lotteries, fantasy sports, online gaming and riverboat, cruise ship and land-based casinos) and other sports and entertainment options in the markets in which we operate; our ability to maintain racing and gaming licenses to conduct our businesses; the impact of live racing day competition with other Kentucky, Illinois, Louisiana, Ohio and New York racetracks within those respective markets; the impact of higher purses and other incentives in states that compete with our racetracks; costs associated with our efforts in support of alternative gaming initiatives; costs associated with customer relationship management initiatives; a substantial change in law or regulations affecting pari-mutuel or casino activities; a substantial change in allocation of live racing days; changes in Kentucky, Illinois, Louisiana, Ohio or New York law or regulations that impact revenues or costs of racing in those states; the presence of wagering and casino operations at other states’ racetracks and casinos near our operations; our continued ability to effectively compete for the country’s horses and trainers necessary to achieve full field horse races; our continued ability to grow our share of the interstate simulcast market and obtain the consents of horsemen’s groups to interstate simulcasting; our ability to enter into agreements with other industry constituents for the purchase and sale of racing content for wagering purposes; our ability to execute our acquisition strategy and to complete or successfully operate acquisitions and planned expansion projects including the effect of required payments in the event we are unable to complete acquisitions; our ability to successfully complete any divestiture transaction; market reaction to our expansion projects; the inability of our totalisator company, United Tote, to maintain its processes accurately, keep its technology current or maintain its significant customers; our accountability for environmental contamination; the ability of Big Fish Games or TwinSpires to prevent security breaches within their online technologies; the loss of key personnel; the impact of natural and other disasters on our operations and our ability to obtain insurance recoveries in respect of such losses (including losses related to business interruption); our ability to integrate any businesses we acquire into our existing operations, including our ability to maintain revenues at historic or anticipated levels and achieve anticipated cost savings; the impact of wagering laws, including changes in laws or enforcement of those laws by regulatory agencies; the outcome of pending or threatened litigation; changes in our relationships with horsemen’s groups and their memberships; our ability to reach agreement with horsemen’s groups on future purse and other agreements (including, without limitation, agreements on sharing of revenues from casinos and advance deposit wagering); the effect of claims of third parties to intellectual property rights; and the volatility of our stock price.

- END -